UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

GIGCAPITAL4, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(6)	Date Filed:

BIGBEAR.AI – EMPLOYEE LETTER

Subject: Exciting News About BigBear.ai

Team,

We have some exciting news to share about the future of BigBear.ai.

Today, we announced that we will be going public through a merger with GigCapital4, Inc., a Special Purpose Acquisition Company (SPAC). You can read the press release here and watch a video message from Reggie on our SharePoint site. The GigCapital4 team has a proven track record of helping companies grow their businesses, making them a great partner for us as we continue to serve the fast-growing big data analytics and cyber security solutions market.

We have had great success building a leadership position in our field as the unmatched leader in artificial intelligence, advanced analytics, cyber security and government services. By merging with GigCapital4, we are pursuing an efficient way to become a public company and raise additional capital to fuel our growth and fund our investments. As you know, we provide a mission critical service for our customers, who trust us in situations where there is little margin for error – and with this merger, we will be in an even better position to extend our reach to new customers in the public and commercial sectors and offer new solutions to our existing customers. We believe the combination of our positive momentum and multiple paths for growth will better enable us to bring anticipatory intelligence and informed data-driven decision dominance to even more customers.

When the transaction is completed, which is anticipated to happen by the end of the third quarter of 2021, BigBear.ai will become a publicly traded company on the Nasdaq stock exchange. As we make this transition, any operational impact will be minimal except certain procedural changes that are required to comply with public company communications guidelines. We’ll communicate those updates the appropriate time.

I realize that there will be questions regarding the details of this merger. We have posted an FAQ document to the intranet to address many of the questions that may be top of mind.

This news may attract some attention from the media and some of our many stakeholders. If you are contacted by a reporter, please refrain from commenting and pass any media inquiries you receive to Sean Battle at sean.battle@bigbear.ai.

You’re welcome to share what is already public – the information in the press release issued today – with your friends and family. But as always, please do not talk to members of the media or share any confidential company information with outside parties, even with your friends, family and spouses. We also ask that you refrain from posting, engaging or commenting on social media on about this transaction. This is a legal mandate that we are obligated to follow.

I am incredibly proud of the BigBear.ai team. Our employees are everything, and integral to the company’s success, and I want to thank you for making this momentous achievement possible.

Sincerely,

Reggie

Additional Information and Where to Find It

In connection with the proposed business combinations, GigCapital4 intends to file with the SEC a preliminary proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GigCapital4 will subsequently mail a definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combinations and related transactions will be described in GigCapital4’s Current Report on Form 8-K and proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai, which GigCapital4 will file with the Securities and Exchange Commission (the “SEC”). The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of GigCapital4 as of a record date to be established for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor the Company presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and the Company assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and the Company may elect to update these forward-looking statements at some point in the future, GigCapital4 and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.